                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 21, 2002 (May 21, 2002)


                           MARKWEST HYDROCARBON, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    1-11566                  84-1352233
      (State or other       (Commission File Number)       (I.R.S. Employer
      jurisdiction of                                   Identification Number)
     incorporation or
       organization)

          155 INVERNESS DRIVE WEST, SUITE 200, ENGLEWOOD, CO 80112-5000
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 303-290-8700

ITEM 5.  OTHER EVENTS

        On May 21, 2002, MarkWest Hydrocarbon, Inc. issued a press release announcing an initial public offering of two million one hundred thousand (2,100,000) of its common units, representing limited partner interests, of MarkWest Energy Partners, L.P. at a price of $20.50 per unit. A copy of such press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (C)     EXHIBITS
               --------
               99.1   MarkWest Hydrocarbon, Inc. Press Release dated May 21,
2002.

                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           MARKWEST HYDROCARBON, INC.
                                           (Registrant)

Date: May 21, 2002                     BY:     /s/ GERALD A. TYWONIUK
                                           -----------------------------------
                                           Gerald A. Tywoniuk
                                           Senior Vice President, Chief
                                           Financial Officer and Director
                                           (On Behalf of the Registrant and
                                           as Principal Financial and
                                           Accounting Officer)




                                  EXHIBIT INDEX


 EXHIBIT NUMBER                         DESCRIPTION
 --------------                         -----------
           99.1   - MarkWest Hydrocarbon, Inc. Press Release dated May 21, 2002.